                                                                    Exhibit 31.2

 CERTIFICATIONS
 --------------

I,  Theodore C. Miller,  Senior Vice  President,  Corporate  Secretary and Chief
Financial Officer of United Trust Group, Inc., certify that:

     1.   I have  reviewed  this annual  report on Form 10-K of the  registrant,
          United Trust Group, Inc.;

     2.   Based on my knowledge,  this annual report does not contain any untrue statement  of a  material  fact  or  omit to  state  a  material  fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this annual report;

     3.   Based on my knowledge,  the financial statements,  and other financial information  included in this  annual  report,  fairly  present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods  presented in this annual report;

     4.   The registrant's  other certifying  officers and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined in Exchange  Act Rules  13a-14 and 15d-14) for the  registrant and we have:

          a.   designed such  disclosure  controls and procedures to ensure that material  information  relating to the registrant,  including its consolidated  subsidiaries,  is made known to us by others within those  entities,  particularly  during  the  period in which this annual report is being prepared;

          b.   evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls and  procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

          c.   presented  in  this  annual  report  our  conclusions  about  the effectiveness of the disclosure  controls and procedures based on our evaluation as of the Evaluation Date;

     5.   The registrant's other certifying officers and I have disclosed, based on our most recent  evaluation,  to the registrant's  auditors and the audit  committee  of  registrant's  board  of  directors  (or  persons performing the equivalent function):

          a.   all  significant  deficiencies  in the  design  or  operation  of internal  controls which could adversely  affect the registrant's ability to record,  process,  summarize and report financial data and have  identified for the  registrant's  auditors any material weaknesses in internal controls; and

          b.   any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's internal controls; and

     6.   The  registrant's  other  certifying  officers and I have indicated in this annual report whether there were significant  changes in internal controls or in other factors that could significantly  affect internal controls  subsequent  to the  date  of  our  most  recent  evaluation,
          including   any   corrective   actions  with  regard  to   significant
          deficiencies and material weaknesses.

Date:   March 24, 2005                           By  /s/ Theodore C. Miller

                                                   Senior Vice President, Corporate Secretary and
                                                   Chief Financial Officer